UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 6, 2005

ENTRÉE GOLD INC.

(Exact name of registrant as specified in its charter)

Yukon Territory, Canada

(State or other jurisdiction of incorporation)

000-50982

(Commission File Number)

N/A

(IRS Employer Identification No.)

Suite 1201 - 1166 Alberni Street, Vancouver, BC V6E 3Z3

(Address of principal executive offices and Zip Code)

604.687.4777

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 27, 2005, we continued from the jurisdiction of Yukon into British Columbia under the British Columbia Business Corporations Act. Our shareholders approved the continuance by special resolution on May 17, 2005, at which meeting they also adopted new Articles.

The Certificate of Continuation issued by the British Columbia Registrar of Companies is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Our new Articles are filed as Exhibit 3.2 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure

On June 6, 2005, we issued a news release announcing results from Copper Flats drill holes EGD006A and EGD008.

Item 9.01. Financial Statements and Exhibits.

3.1            Certificate of Continuation dated effective May 27, 2005 issued by the British Columbia Registrar of Companies.

3.2	Articles of the Registrant.
99.1	News Release issued by the Registrant on June 6, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRÉE GOLD INC.

/s/ Gregory Crowe

By: Gregory Crowe

CEO and President

Date: June 7, 2005